As filed with the Securities and Exchange Commission on July 1, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                           Simon D. Collier, President
                               Two Portland Square
                              Portland, Maine 04101
                                  207-553-7110


                    Date of fiscal year end: October 31, 2004

                    Date of reporting period: April 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS





                                                 FOUNTAINHEAD SPECIAL
                       [LOGO]                    VALUE FUND
Semi-Annual Report
APRIL 30, 2005
(UNAUDITED)

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                    A Message to Our Shareholders......  1

                    Performance Chart and Analysis.....  5

                    Schedule of Investments............  6

                    Statement of Assets and Liabilities  8

                    Statement of Operations............  9

                    Statements of Changes in Net Assets 10

                    Financial Highlights............... 11

                    Notes to Financial Statements...... 12

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FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
APRIL 30, 2005
--------------------------------------------------------------------------------

For the six months ended April 30, 2005, Fountainhead Special Value Fund (the "Fund") returned 1.43% versus 3.30% for the Russell 2500/TM/ Index and 6.81% for the Russell Midcap(R) Index. As evidenced by the benchmarks, mid-cap stocks performed better than small-caps over the period. The Fund underperformed the Russell Midcap as it had greater exposure to small-cap names. The median market cap of holdings within the Fund as of April 30, 2005, was $2.5 billion. In addition, the Fund's underweighting of the energy sector was also a factor in the underperformance versus some benchmarks.

Performance for the six-month period was driven by consumer cyclical holdings (Saks rose 39.4% for the six months ended April 30, 2005; Priceline.com, which returned 27.2%, and Restoration Hardware which appreciated 21.2%). Select healthcare stocks also aided performance: Illumina, which rose 52.2% before we sold it when it met our price target; Edwards Lifesciences appreciated 28.8%; and Biosite, which also met our price target and was sold, also rose 16.8%. Finally, several of our financial services holdings made positive contributions to performance (Tower Group rose 33.5%, Indymac Bancorp appreciated 19.3%, and Countrywide Financial rose 13.3%).

Several of our holdings--especially in the small-cap area--hindered our performance somewhat over the six-month period. Some of these holdings were sold because they met one of the triggers of our sell discipline; others are still held in the Fund because we believe in their underlying fundamentals over the longer term. Cost Plus declined 28.2% before it was sold (as same store sales continued to decline). King Pharmaceuticals fell 26.7% and was sold as we became increasingly concerned about the strength of the Company's Altace patent. Fieldstone (-24.6%), Bank Mutual (-14.3%), and Luminent Mortgage (-13.5%) were all sold as we believed there were more attractive alternative investments available in the market.

The stocks still held by the Fund that underperformed over the six-month period included Omnicell (-39.6%), Par Pharmaceutical (-23.9%), Boston Scientific (-16.2%), and Photon Dynamics (-14.8%). We continue to like all four of these stocks, despite their underperformance during the period, because we believe their fundamentals are intact and the market is overlooking their very promising futures. While the market is fairly efficient over longer periods of time, during the short run, disconnects frequently occur; this is where opportunistic investors can be rewarded over the long run. In the paragraphs that follow, we cite some examples to illustrate this type of disconnect.

Boston Scientific Corporation (BSX) has been a holding of the Fund off and on for a while now. BSX develops, manufactures, and markets minimally invasive medical devices. Its products are used in cardiology, electrophysiology, gastroenterology, neuro-endovascular therapy, pulmonary medicine, radiology, urology, and vascular surgery. Shares of BSX have been under pressure since April when new data was released at the American College of Cardiology (ACC). Johnson & Johnson (JNJ) ran a trial called REALITY, in which comparisons were made between TAXUS (BSX's drug-coated stent) and Cypher (JNJ's drug-coated stent). The original intent of the study was to show that the JNJ stent was superior to BSX's stent; much to JNJ's dismay, this endpoint was not met. However, data was released indicating that patients implanted with BSX's stent were more prone to thrombosis (i.e., blood clotting). This announcement was surprising and has spooked many BSX shareholders. As a result, the stock has been under pressure.

There are several important points to keep in mind relating to the REALITY trial. First, its primary endpoint was not met (meaning, neither the result that JNJ wanted to show nor the hypothesis the trial was powered to produce were concluded in the trial). Second, the trial was not blinded, thus the surgeons in this JNJ-sponsored trial could place whichever stent they wanted in a patient--hardly an unbiased approach. In fact, evidence has indicated that in at least two cases, a JNJ stent was not implanted in a patient with a more complicated lesion because the JNJ stent could not be deployed. Finally, the results are not statistically significant. The end result is that both BSX and JNJ will vie for market share via their respective salesforces.

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FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
APRIL 30, 2005
--------------------------------------------------------------------------------

Immediately after the ACC report, BSX's market share dropped from 61% to the high 50%-range for a short period of time. Exiting the first quarter, its market share had rebounded, once again surpassing the 60% mark.

At current levels, in our opinion, BSX is a compelling value. Depending on what valuation metric is used, the market is valuing BSX's stent business at less than $8 per share. Clearly there is some value being ignored by the market, considering stents continue to be a very profitable business for BSX (80%+ margins). This is the case even taking into account the increasingly intense competition that should occur in the stent market over the next several years. Investors seem to have overreacted to any real (coming competition) or perceived (i.e., possible market share losses due to physicians' reaction to various studies presented at ACC) threats to BSX's stent business. In addition, BSX is not just a one-trick pony company, as it has a very solid pipeline and plenty of cash to acquire new growth vehicles. Potential long-term products in its pipeline include flexible endoscopes, various neurostimulation products, and new stent products.

BSX, one of the premier companies in the medical device universe, has key franchises in interventional cardiology, radiology, and neuroradiology, yet currently trades at a discount to its five-year projected EPS growth rate as well as at a discount to its peer group. Its current valuation reflects the concerns previously mentioned, however, no credit is being given to BSX's innovative management and its mounting pile of cash; cash which could be used to diversify earnings into the urology or neurology areas, where BSX has a small, but strong presence.

Par Pharmaceutical Companies, Inc. (PRX) is a broad-based generic pharmaceutical company, with 71 products on the market, focused on the development of first-to-file opportunities and improved formulations of off-patent pharmaceuticals.

PRX shares have been weak lately due to the combined impact of increased competition on its older legacy generic products and the lack of timely new product approvals. However, PRX's future looks bright as three major positive catalysts exist for the shares. First, the Company recently launched Ultracet, which has the potential to generate over $0.45 per share in EPS in 2005. Solid uptake of this product should go a long way toward reinstating confidence among investors. In addition, while management's guidance is for six months of exclusivity on the product, it is likely to receive close to a year due to legal wrangling between JNJ (the innovator) and Teva Pharmaceutical. Second, the approval of Catapres, for Type II diabetes, is imminent. Finally, PRX should receive final approval for its first brand product, Megace ES, by the end of July. A wildcard in 2005 is the potential approval of two "mystery" products that represent just over $1.3 billion in brand sales.

PRX's generic pipeline consists of over 50 Abbreviated New Drug Applications ("ANDAs") targeting branded sales of approximately $30 billion. It is estimated that the Company could have first-to-file status for at least six of these ANDAs, targeting branded sales of approximately $2 to $3 billion. The Company also expects to file 20 new ANDAs with the Food and Drug Administration ("FDA") in 2005.

Due to successful launches of several significant products, PRX's revenues became skewed by a handful of products in 2003 and, as a result, its share price suffered throughout most of 2004 and during early 2005. Management is very cognizant of the lack of diversification and has been proactively trying to improve its revenue and product mix to be more evenly balanced, as evidenced by its current R&D and recent M&A activity. With 50 ANDAs filed, and the recently announced guidance of $40 million-plus in Research and Development (R&D) investment with a target of 30-35 new product launches over the next 18 months, the Company is clearly focused on long-term growth despite difficult near-term challenges. Despite a solid outlook for the future, PRX currently trades at a discount to its five-year projected EPS growth rate as well as

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--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
APRIL 30, 2005
--------------------------------------------------------------------------------

at a steep discount to its peer group. At current levels, PRX is trading at a multiple reflective of a no-growth company with no credit being given for its pipeline. Management is very well respected and many observers believe that this company is one of the emerging leaders in its industry.

Omnicell, Inc. (OMCL) is a leading provider of patient safety solutions focused on streamlining the medication-use process and medical-surgical supply chain. Its products include systems for physician order management, automated pharmacy storage and retrieval, medication and supply dispensing at the point of care, nursing workflow automation at the bedside, and web-based procurement.

OMCL recently guided for lower earnings in 2005 than Wall Street was expecting. Importantly, downward guidance is due to tremendous demand for its services as more large and complex deals and new customers are signing contracts. Rather than booking small contracts where the service is delivered soon thereafter, many of OMCL's bookings are with very large organizations, which are interested in multi-year arrangements for service. A recent example is the contract win for the large Baylor Hospital system in Dallas. Since OMCL only books revenues once the service is completed, a good portion of this revenue will be booked in years later than 2005 (not solely in 2005)--a positive for longer-term earning stability and visibility. In fact, more than 50% of the contracts signed during the most recent quarter were valued at $500,000 or more, indicating larger/more complex installations, which have up-front costs and take longer to complete. In addition, new customers also typically take longer to get up and running, as databases and servers must be configured.

In addition to larger contracts and new customers, OMCL has seen strong customer demand for its newer pharmacy offerings. A recent FDA mandate requiring that all drugs and biologics carry unique bar code identifiers removes an obstacle to more widespread adoption of OMCL's systems. OMCL's bedside bar code technology has been proven to be highly effective in intercepting medication errors at the point of administration. The overwhelming response of hospitals to recent FDA bar coding mandates seems to have caught OMCL slightly off-guard. However, this is a relatively minor setback and OMCL is working to rectify the situation. It recently hired 20 additional salespeople to focus on expanding sales with existing customers, a move which should lead to linearity and greater predictability in its financials going forward.

A strong purchasing environment exists for the Information Technology (IT) solutions that OMCL provides, driven by their customers' focus on the implementation of IT to improve patient safety. OMCL's client base is increasing their budgets to meet this need. A recent survey of hospital CIOs conducted by the Health Information Management System Society found that 42% cited bar code point-of-care technology as the highest HCIT priority over the next 24 months.

OMCL has a clean balance sheet with no long-term debt and approximately $1.15 per share in net cash. Furthermore, approximately 80% of OMCL's revenue is generated from its loyal customer base of approximately 15,000 healthcare facilities across the world, making revenue streams somewhat predictable (historically). The Company also has relationships with several very high profile hospitals/medical centers, such as M.D. Anderson in Houston.

Despite lower than expected guidance for 2005, which creates an overhang on the stock over the near term, the reasons for the miss--new customers and products and larger contract sizes--are obviously positives long term. In fact, there are numerous positives related to the OMCL's recent earnings release: 1) revenue backlog growth reflects ongoing sales momentum; 2) pharmacy sales (higher margin business) are accelerating rapidly as a percentage of new bookings; 3) new account wins are numerous; 4) the company has been taking market share from competitors; 5) contracts are getting larger, but take longer to close; and 6) further penetration of existing accounts through sales force expansion. Also, insiders have been

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--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
APRIL 30, 2005
--------------------------------------------------------------------------------

accumulating the stock. OMCL is considered to be a leader in an important and high growth area of healthcare, IT. In addition, the purchasing environment remains strong. At current levels, OMCL trades at a discount to both its private-market value as well as a discount to its five-year projected earnings growth rate.

King Investment Advisors, Inc. ("KING"), the Adviser to the Fund, uses a differentiated investment style; one which focuses on private-market value and on buying stocks trading at a discount to their five-year projected EPS growth rates. This approach causes us to be a bit different than a traditional value manager and has uncovered many "gems" over the course of our 25 years in business; producing very solid results for our clients and shareholders over the long term. This was discovered by FORBES magazine recently as it profiled one of the Fund's portfolio managers, Roger King, as well as several of the Fund's holdings (Omnicell, Par Pharmaceutical Cos., Inc. Indymac, Pharmaceutical Product Development, Cendant, and Boston Scientific in particular). Reprints of the article may be requested by using the "Contact KING" section of our website, www.kingadvisors.com.

We appreciate your continued support.

Sincerely,

/s/ Roger E. King, CFA                /s/ Leah R. Friday, CFA
Roger E. King, CFA                    Leah R. Friday, CFA
Chairman and President                Senior Vice President
King Investment Advisors, Inc.        King Investment Advisors, Inc.

THE FUND'S INVESTMENTS IN SMALL- AND MEDIUM-SIZED COMPANIES INVOLVE GREATER RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES. IN ADDITION, THE FUND'S PORTFOLIO MAY BE OVERWEIGHT IN AN INDUSTRY SECTOR IN WHICH ANY NEGATIVE DEVELOPMENT AFFECTING THAT SECTOR WILL HAVE A GREATER IMPACT ON THE FUND'S PERFORMANCE.

FOR A DESCRIPTION OF THE RUSSELL 2500 INDEX AND THE RUSSELL MIDCAP INDEX, REFER TO PAGE 5. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGERS AS OF APRIL 30, 2005, AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. FORESIDE FUND SERVICES, LLC, DISTRIBUTOR.

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FOUNTAINHEAD SPECIAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
APRIL 30, 2005
--------------------------------------------------------------------------------

                                          AVERAGE ANNUAL TOTAL RETURN

                                 ONE YEAR FIVE YEAR SINCE INCEPTION (12/31/96)
                                 -------- --------- --------------------------
 Fountainhead Special Value Fund (0.84)%   (3.80)%            10.34%
 Russell 2500 Index                8.56%     5.81%             9.57%
 Russell Midcap Index             14.62%     5.83%            10.74%

                                    [CHART]

               Fountainhead Special     Russell           Russell
                    Value Fund       Midcap Index       2500 Index
               --------------------  ------------       ----------
12/31/1996           $10,000           $10,000           $10,000
 1/31/1997            10,420            10,374            10,276
 2/28/1997            10,830            10,358            10,124
 3/31/1997            10,140             9,918             9,665
 4/30/1997             9,860            10,165             9,788
 5/31/1997            10,870            10,907            10,689
 6/30/1997            11,560            11,263            11,125
 7/31/1997            11,990            12,203            11,777
 8/31/1997            11,860            12,071            11,941
 9/30/1997            12,950            12,759            12,722
10/31/1997            13,370            12,263            12,151
11/30/1997            13,070            12,555            12,205
12/31/1997            13,665            12,901            12,436
 1/31/1998            13,432            12,658            12,246
 2/28/1998            14,756            13,647            13,135
 3/31/1998            15,909            14,295            13,711
 4/30/1998            16,475            14,330            13,763
 5/31/1998            15,757            13,887            13,124
 6/30/1998            16,232            14,079            13,140
 7/31/1998            15,423            13,408            12,237
 8/31/1998            11,977            11,263             9,929
 9/30/1998            12,230            11,992            10,634
10/31/1998            12,745            12,810            11,215
11/30/1998            12,482            13,416            11,771
12/31/1998            13,180            14,203            12,484
 1/31/1999            13,968            14,179            12,462
 2/28/1999            14,241            13,707            11,643
 3/31/1999            15,353            14,137            11,893
 4/30/1999            16,535            15,181            12,956
 5/31/1999            17,384            15,137            13,158
 6/30/1999            18,668            15,671            13,842
 7/31/1999            19,011            15,241            13,570
 8/31/1999            18,931            14,846            13,146
 9/30/1999            20,214            14,324            12,950
10/31/1999            23,105            15,003            13,234
11/30/1999            26,380            15,435            13,981
12/31/1999            30,753            16,793            15,498
 1/31/2000            29,423            16,237            15,141
 2/29/2000            30,879            17,485            17,328
 3/31/2000            30,376            18,486            17,063
 4/30/2000            27,548            17,611            16,145
 5/31/2000            25,369            17,145            15,371
 6/30/2000            27,485            17,652            16,380
 7/31/2000            26,060            17,454            15,963
 8/31/2000            27,893            19,127            17,338
 9/30/2000            26,615            18,854            16,774
10/31/2000            28,501            18,563            16,313
11/30/2000            24,217            16,892            14,878
12/31/2000            25,921            18,178            16,159
 1/31/2001            30,564            18,471            16,690
 2/28/2001            27,661            17,346            15,615
 3/31/2001            25,269            16,270            14,759
 4/30/2001            26,586            17,662            16,062
 5/31/2001            27,661            17,991            16,545
 6/30/2001            27,891            17,821            16,780
 7/31/2001            27,175            17,311            16,180
 8/31/2001            24,822            16,646            15,650
 9/30/2001            21,088            14,638            13,625
10/31/2001            21,267            15,218            14,329
11/30/2001            22,520            16,493            15,488
12/31/2001            23,850            17,156            16,356
 1/31/2002            20,461            17,053            16,153
 2/28/2002            18,313            16,872            15,870
 3/31/2002            19,310            17,884            16,968
 4/30/2002            17,967            17,537            16,924
 5/31/2002            17,469            17,339            16,429
 6/30/2002            15,269            16,176            15,503
 7/31/2002            13,466            14,598            13,653
 8/31/2002            13,901            14,678            13,694
 9/30/2002            12,967            13,323            12,609
10/31/2002            13,466            13,997            13,020
11/30/2002            13,709            14,969            14,083
12/31/2002            13,338            14,379            13,446
 1/31/2003            13,121            14,088            13,088
 2/28/2003            12,954            13,902            12,774
 3/31/2003            13,108            14,039            12,896
 4/30/2003            14,451            15,058            14,045
 5/31/2003            16,011            16,437            15,426
 6/30/2003            16,867            16,603            15,721
 7/31/2003            17,903            17,150            16,566
 8/31/2003            17,980            17,895            17,332
 9/30/2003            18,428            17,670            17,097
10/31/2003            19,400            19,019            18,448
11/30/2003            20,218            19,553            19,142
12/31/2003            21,394            20,139            19,565
 1/31/2004            22,136            20,724            20,278
 2/29/2004            22,724            21,170            20,592
 3/31/2004            23,351            21,175            20,716
 4/30/2004            22,891            20,397            19,721
 5/31/2004            22,878            20,903            20,123
 6/30/2004            22,162            21,482            20,785
 7/31/2004            21,740            20,542            19,576
 8/31/2004            22,136            20,631            19,526
 9/30/2004            22,699            21,301            20,262
10/31/2004            22,405            21,888            20,724
11/30/2004            23,735            23,222            22,272
12/31/2004            24,758            24,211            23,144
 1/31/2005            23,990            23,611            22,366
 2/28/2005            23,760            24,341            22,872
 3/31/2005            23,671            24,149            22,417
 4/30/2005            22,699            23,380            21,409



The above chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Fountainhead Special Value Fund (the "Fund"), compared with broad-based securities market indices since the Fund's inception. In the past, the Fund has compared its performance to the Russell Midcap Index, but in the future, the Fund intends to compare its performance to the Russell 2500 Index. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's holdings as it captures the performance of small- and mid-cap stocks. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 868-9535. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2005
--------------------------------------------------------------------------------

                                 SECURITY
           SHARES               DESCRIPTION                 VALUE
           ------- ------------------------------------- -----------
           COMMON STOCK - 99.9%
           AGRICULTURAL PRODUCTION/CROPS - 0.3%
             1,700 Delta and Pine Land Co.               $    42,840
                                                         -----------
           BUSINESS SERVICES - 4.7%
            35,800 Cendant Corp.                             712,778
                                                         -----------
           DATA PROCESSING/MANAGEMENT - 1.9%
             8,800 SEI Investments Co.                       288,728
                                                         -----------
           DOMESTIC DEPOSITORY INSTITUTIONS - 7.4%
            18,000 Commerce Bancorp, Inc.                    503,820
            16,200 IndyMac Bancorp, Inc.                     623,376
                                                         -----------
                                                           1,127,196
                                                         -----------
           DRUGS/PHARMACEUTICAL PREPARATIONS - 11.6%
            37,000 Endo Pharmaceuticals Holdings, Inc. +     734,450
            34,700 Par Pharmaceutical Cos., Inc. +         1,042,040
                                                         -----------
                                                           1,776,490
                                                         -----------
           ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT &
            RELATED SERVICES - 13.9%
            15,000 ICON plc ADR +                            498,534
            22,800 Pharmaceutical Product Development,
                    Inc. +                                 1,034,664
            26,000 PHH Corp. +                               581,100
                                                         -----------
                                                           2,114,298
                                                         -----------
           GENERAL MERCHANDISE STORES - 3.2%
            28,300 Saks, Inc. +                              482,232
                                                         -----------
           HOLDING & OTHER INVESTMENT OFFICES - 2.7%
            40,000 Kohlberg Kravis Roberts & Co.(+/-)        410,000
                                                         -----------
           HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 3.3%
            80,000 Restoration Hardware, Inc. +              496,800
                                                         -----------
           HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING
            PLACES - 1.2%
           125,000 Jameson Inns, Inc. +                      190,000
                                                         -----------
           INFORMATION TECHNOLOGIES: HEALTH CARE-RELATED - 2.2%
            54,000 Omnicell, Inc. +                          332,100
                                                         -----------
           INFORMATION TECHNOLOGIES: SOFTWARE - 2.3%
            18,000 Photon Dynamics, Inc. +                   348,300
                                                         -----------
           INSURANCE CARRIERS - 9.1%
             8,000 Fidelity National Financial, Inc.         256,880
            50,000 Tower Group, Inc.                         599,500
            31,600 UnumProvident Corp.                       528,352
                                                         -----------
                                                           1,384,732
                                                         -----------

                                   SECURITY
               SHARES             DESCRIPTION              VALUE
              ---------   ----------------------------  -----------
              MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
               PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 6.7%
                14,800    Boston Scientific Corp. +     $   437,784
                13,200    Edwards Lifesciences Corp. +      581,328
                                                        -----------
                                                          1,019,112
                                                        -----------
              NONDEPOSITORY CREDIT INSTITUTIONS - 5.2%
                 5,100    Capital One Financial Corp.       361,539
                11,800    Countrywide Financial Corp.       427,042
                                                        -----------
                                                            788,581
                                                        -----------
              OIL & GAS EXTRACTION - 3.9%
                68,000    Petrohawk Energy Corp. +          589,560
                                                        -----------
              PRINTING, PUBLISHING & ALLIED INDUSTRIES - 14.8%
                11,500    Meredith Corp.                    540,500
                42,840    News Corp. - Class A              654,595
                10,700    E.W. Scripps Co. - Class A        544,951
                15,000    Viacom, Inc. - Class B            519,300
                                                        -----------
                                                          2,259,346
                                                        -----------
              SAVINGS & LOANS - 2.3%
                15,000    Fidelity Bankshares, Inc.         345,900
                                                        -----------
              WHOLESALE TRADE - NONDURABLE GOODS - 3.2%
                28,000    Hain Celestial Group, Inc. +      497,000
                                                        -----------
              Total Common Stock
               (Cost $13,724,225)                        15,205,993
                                                        -----------
              SHORT-TERM INVESTMENTS - 0.2%
              MONEY MARKET FUND - 0.1%
                15,411    Scudder Cash Management Fund
                           (Cost $15,411)                    15,411
                                                        -----------
              PRINCIPAL
              ---------
              MONEY MARKET DEPOSIT ACCOUNT - 0.1%
               $19,061    Citibank Money Market
                           Deposit Account
                           (Cost $19,061)                    19,061
                                                        -----------
              Total Short-Term Investments
               (Cost $34,472)                                34,472
                                                        -----------
              Total Investments - 100.1%
               (Cost $13,758,697)*                      $15,240,465
              Other Assets and Liabilities, Net - (0.1)%     (10,707
                                                        -----------
              NET ASSETS - 100.0%                       $15,229,758
                                                        ===========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2005
--------------------------------------------------------------------------------

ADR AmericanDepositary Receipt
+Non-income producing security.
(+/-)Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At the end of the period, the value of these securities amounted to $410,000 or 2.7% of net assets.

          Security            Acquisition Date Acquisition Cost Acquisition Value Per Unit
          --------            ---------------- ---------------- --------------------------
Kohlberg Kravis Roberts & Co.     08/05/04         $400,000               $10.00

*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $2,421,539
             Gross Unrealized Depreciation                (939,771)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $1,481,768
                                                        ==========

             PORTFOLIO HOLDINGS
             % OF TOTAL INVESTMENTS

             Agricultural Production/Crops                     0.3%
             Business Services                                 4.7%
             Data Processing/Management                        1.9%
             Domestic Depository Institutions                  7.4%
             Drugs/Pharmaceutical Preparations                11.6%
             Engineering, Accounting, Research, Management &
              Related Services                                13.9%
             General Merchandise Stores                        3.2%
             Holding & Other Investment Offices                2.7%
             Home Furniture, Furnishings & Equipment Stores    3.2%
             Hotels, Rooming Houses, Camps & Other Lodging
              Places                                           1.2%
             Information Technologies: Health Care-Related     2.2%
             Information Technologies: Software                2.3%
             Insurance Carriers                                9.1%
             Measuring, Analyzing & Controlling Instruments;
              Photographic, Medical & Optical Goods            6.7%
             Nondepository Credit Institutions                 5.2%
             Oil & Gas Extraction                              3.9%
             Printing, Publishing & Allied Industries         14.8%
             Savings & Loans                                   2.3%
             Wholesale Trade - Nondurable Goods                3.2%
             Short-Term Investments                            0.2%
                                                             ------
                                                             100.0%
                                                             ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2005
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $13,758,697)                                                    $15,240,465
   Deposits with custodian for margin                                                                      5,078
   Receivables:
    Trustees' fees and expenses                                                                              195
    Interest and dividends                                                                                 9,478
   Prepaid expenses                                                                                        1,506
                                                                                                     -----------

Total Assets                                                                                         $15,256,722
                                                                                                     -----------

LIABILITIES
   Accrued liabilities:
    Investment adviser fees                                                                                3,736
    Other expenses                                                                                        23,228
                                                                                                     -----------
Total Liabilities                                                                                         26,964
                                                                                                     -----------
NET ASSETS                                                                                           $15,229,758
                                                                                                     ===========

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                                   $17,089,713
   Accumulated undistributed (distributions in excess of) net investment income                           36,695
   Net realized gain (loss) on investments                                                            (3,378,418)
   Unrealized appreciation (depreciation) on investments                                               1,481,768
                                                                                                     -----------
NET ASSETS                                                                                           $15,229,758
                                                                                                     ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Based on Net Assets of $15,229,758 and 858,199 shares outstanding (unlimited shares authorized)   $     17.75
                                                                                                     -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income                                                       $  157,751
                                                                         ----------
Total Investment Income                                                     157,751
                                                                         ----------

EXPENSES
   Investment adviser fees                                                   72,633
   Administrator fees                                                        16,446
   Transfer agent fees                                                       15,285
   Custodian fees                                                             4,416
   Accountant fees                                                           18,218
   Professional fees                                                         14,370
   Trustees' fees and expenses                                                  477
   Registration fees                                                          4,823
   Miscellaneous expenses                                                    16,331
                                                                         ----------
Total Expenses                                                              162,999
   Fees waived                                                              (41,943)
                                                                         ----------
Net Expenses                                                                121,056
                                                                         ----------
NET INVESTMENT INCOME (LOSS)                                                 36,695
                                                                         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net Realized Gain (Loss) on Investments                                1,134,314
   Net Change in Unrealized Appreciation (Depreciation) on Investments     (911,443)
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                      222,871
                                                                         ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $  259,566
                                                                         ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          SIX MONTHS ENDED    YEAR ENDED
                                                                           APRIL 30, 2005  OCTOBER 31, 2004
                                                                          ---------------- ----------------
OPERATIONS
   Net investment income (loss)                                             $    36,695      $  (103,744)
   Net realized gain (loss) on investments                                    1,134,314        3,150,717
   Net change in unrealized appreciation (depreciation) on investments         (911,443)        (710,902)
                                                                            -----------      -----------
Increase (Decrease) in Net Assets from Operations                               259,566        2,336,071
                                                                            -----------      -----------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                               744,627        6,246,794
   Redemption of shares                                                      (1,899,269)      (7,654,821)
   Redemption fees                                                                3,997           15,056
                                                                            -----------      -----------
Increase (Decrease) from Capital Share Transactions                          (1,150,645)      (1,392,971)
                                                                            -----------      -----------

Increase (Decrease) in Net Assets                                              (891,079)         943,100

NET ASSETS
   Beginning of period                                                       16,120,837       15,177,737
                                                                            -----------      -----------
   End of period (a)                                                        $15,229,758      $16,120,837
                                                                            ===========      ===========

SHARE TRANSACTIONS
   Sale of shares                                                                40,450          356,409
   Redemption of shares                                                        (102,503)        (436,945)
                                                                            -----------      -----------
Increase (Decrease) in Shares                                                   (62,053)         (80,536)
                                                                            ===========      ===========

(a) Accumulated undistributed (distributions in excess of) net investment
  income                                                                    $    36,695      $         -
                                                                            -----------      -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                               YEAR ENDED OCTOBER 31,
                                                                 -------------------------------------------------
                                                SIX MONTHS ENDED
                                                 APRIL 30, 2005    2004       2003       2002      2001      2000
                                                ---------------- -------   -------    -------    -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 17.52      $ 15.17   $ 10.53    $ 16.63    $ 27.21   $ 22.86
                                                    -------      -------   -------    -------    -------   -------

INVESTMENT OPERATIONS
   Net investment income (loss)                       0.04 (a)     (0.13)    (0.01)     (0.17)     (0.25)    (0.31)
   Net realized and unrealized gain (loss) on
    investments                                        0.19         2.47      4.65      (5.93)     (6.21)     5.70
                                                    -------      -------   -------    -------    -------   -------

Total from Investment Operations                       0.23         2.34      4.64      (6.10)     (6.46)     5.39
                                                    -------      -------   -------    -------    -------   -------

DISTRIBUTIONS TO SHAREHOLDERS
 FROM
   Net realized gain on investments                     -            -         -          -        (4.13)    (1.04)
                                                    -------      -------   -------    -------    -------   -------

REDEMPTION FEE (A)                                     -   (b)      0.01      -   (b)    -   (b)    0.01       -
                                                    -------      -------   -------    -------    -------   -------

NET ASSET VALUE, END OF PERIOD                      $ 17.75      $ 17.52   $ 15.17    $ 10.53    $ 16.63   $ 27.21
                                                    =======      =======   =======    =======    =======   =======

TOTAL RETURN (C)                                       1.31%       15.49%    44.06%    (36.68)%   (25.38)%   23.35%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)         $15,230      $16,121   $15,178    $ 9,635    $20,526   $24,921

Ratios to Average Net Assets: (d)
   Net investment income (loss)                        0.45%       (0.56)%   (0.20)%    (0.99)%    (1.26)%   (1.15)%
   Net expenses                                        1.50%        1.50%     1.50%      1.50%      1.50%     1.42%
   Gross expenses (e)                                  2.02%        1.91%     2.45%      2.20%      1.94%     2.03%

PORTFOLIO TURNOVER RATE (C)                              38%         133%      116%       219%       113%      125%

-----------------------------------------
(a)Calculated based on average shares outstanding during the period.
(b)Amount rounds to less than $0.01 per share.
(c)Not annualized for periods less than one year.
(d)Annualized for periods less than one year.
(e)Reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2005
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Fountainhead Special Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-five series. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund is the legal and accounting successor to the AmeriPrime Series which commenced operations on December 31, 1996. The Fund seeks long-term capital growth through primarily investing in the common stocks of small and medium size companies. Small and medium size companies are those companies with market capitalizations between $250 million and $8.5 billion at the time of their purchase. Small and medium size companies involve greater risk than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Board of Trustees if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the values available are unreliable.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

SECURITIES SOLD SHORT - The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement, which price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. There were no securities sold short as of April 30, 2005.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2005
--------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities, and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - The Fund charges a redemption fee of 1.00% of the net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. The Fund collected $3,997 in redemption fees during the six months ended April 30, 2005.

RESTRICTED SECURITIES - The Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - King Investment Advisors, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the average daily net assets of the Fund.

INVESTMENT ADVISORY CONTRACT APPROVAL - At the December 9, 2004, meeting of the Board of Trustees (the "Board"), the Board, including all of the trustees that are not interested persons of the Trust as that term is defined by the Investment Company Act of 1940, as amended, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund. Among other information, the Board reviewed information regarding: (1) the Adviser, its personnel and operations; (2) the nature, extent and quality of the services provided to the Fund, including information on both the short-term and long-term investment performance of the Fund and comparisons to a relevant peer group of funds and an appropriate index; (3) the advisory fees charged and total expense ratios of the Fund compared to a relevant peer group of funds; (4) the Adviser's financial condition, the costs of the services to be provided and profitability to the Adviser with respect to

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2005
--------------------------------------------------------------------------------

its relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether the Adviser's advisory fee reflects these economies of scale; and (6) other benefits received by the Adviser from its relationship with the Fund. In considering the continuation of the investment advisory agreement, the Board did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

The Board met with representatives of the portfolio management team for the Fund and discussed the portfolio managers' approach to managing the Fund. The Board also discussed with senior management of the Adviser the adequacy of resources and the background and quality of the investment management team. The Board concluded, after meeting with representatives of the Adviser, that the Adviser possessed the fundamental resources necessary to meet its investment mandate. Additionally, the Board concluded that the Adviser had no legal or compliance problems that would interfere with the Fund's management.

The Board considered the Fund's advisory fee and the Fund's total expense ratio as compared to its Lipper Inc. peer group of funds, noting that while the Adviser's contractual advisory fee was above the mean and median advisory fee for its Lipper Inc. peer group, the Adviser's advisory fee after waivers was less than the mean advisory fee for its Lipper Inc. peer group. The Board recognized that it is difficult to make comparisons of investment advisory fees and expense ratios because there are variations in the services that are included in the fees paid by other funds. The Board viewed favorably the Adviser's willingness to contractually limit the total expense ratio of the Fund, concluding that the advisory fee structure was fair and reasonable. The Board reviewed the performance of the Fund, noting favorably that assets in the Fund had grown over the past year and that the Fund had outperformed its benchmarks and been ranked in the top quartile of its Lipper Inc. peer group for the three-month and one-year periods ended September 30, 2004.

The Board also considered the financial condition of the Adviser. The Board concluded, based upon a review of the balance sheet that the firm was sufficiently capitalized to remain economically viable during the coming year. The Board also considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board considered the small size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints at least in the coming year. Finally, the Board concluded that there were no other benefits received by the Adviser from its relationship to the Fund.

Prior to voting, the Board reviewed a memorandum from Fund counsel discussing the legal standards for its consideration of the investment advisory agreement. The Board also discussed the proposed approval of the investment advisory agreement in a private session with counsel at which no representatives of the Adviser were present. The Board determined that the overall arrangements between the Fund and the Adviser, as provided in the investment advisory agreement, were fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously approved the investment advisory agreement.

ADMINISTRATION  AND OTHER  SERVICES -  Citigroup  Global  Transaction  Services,
through   its   various   affiliates   (collectively   "Citigroup"),    provides
administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). Prior to March 1, 2005, the Distributor was known as Forum Fund Services, LLC. The Distributor is not affiliated with the Adviser,

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2005
--------------------------------------------------------------------------------

Citigroup, or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS - Certain Trustees and officers of the trust are directors, officers, or employees of the aforementioned companies. No officer is compensated by the Trust.

NOTE 4. WAIVER OF FEES

The Adviser has contractually agreed to waive its fees to limit the Fund's net expenses to 1.50% of the Fund's average daily net assets through February 28, 2006. Citigroup has voluntarily waived a portion of its fees. These voluntary waivers may be reduced or eliminated at any time. For the six months ended April 30, 2005, fees waived were as follows:

              INVESTMENT ADVISER TRANSFER AGENT TOTAL FEES WAIVED
              ------------------ -------------- -----------------
                   $41,636            $307           $41,943

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, were $6,033,467 and $7,132,310, respectively, for the six months ended April 30, 2005.

NOTE 6. FEDERAL TAX INFORMATION AND INVESTMENT TRANSACTIONS

There were no distributions paid during the fiscal years ended October 31, 2004 and 2003.

As of October 31, 2004, distributable earnings on a tax basis were as follows:

                     Capital and Other Losses $(4,512,732)
                     Unrealized Appreciation    2,393,211
                                              -----------
                     Total                    $(2,119,521)

As of October 31, 2004, the Fund has a capital loss carryover to offset future capital gains of $4,512,732, expiring in October 2010 that is available to offset future capital gains.

NOTE 7. PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 868-9535 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 868-9535 and on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2005
--------------------------------------------------------------------------------


NOTE 8. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. You may request a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Fund's transfer agent at (800) 868-9535 or at the address listed on the back cover of this report.

NOTE 9. SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from November 1, 2004, through April 30, 2005.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                               BEGINNING         ENDING      EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE  PAID DURING
                            NOVEMBER 1, 2004 APRIL 30, 2005   PERIOD
                 -          ---------------- -------------- -----------
        Actual Return          $1,000.00       $1,014.28       $7.49
        Hypothetical Return    $1,000.00       $1,017.36       $7.50

Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

                     [LOGO]  King Investment Advisors, Inc.
                             c/o Forum Shareholder Services
                             P.O. Box 446
                             Portland, ME 04112
                             (800) 868-9535


                                TRANSFER AGENT
                          Forum Shareholder Services
                                 P.O. Box 446
                              Portland, ME 04112


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

ITEM 2. CODE OF ETHICS
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS
Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant's President and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        FORUM FUNDS

By       /s/ Simon D. Collier
         ---------------------------
         Simon D. Collier, President



Date     July 1, 2005
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ Simon D. Collier
         -----------------------------------
         Simon D. Collier, President

Date     July 1, 2005
         -----------------------------------


By       /s/ Carl A. Bright
         -----------------------------------
         Carl A. Bright, Principal Financial Officer

Date     July 1, 2005
         -----------------------------------